UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2009
CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-121505	59-3790472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana, Suite 4655B
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-5222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In connection with the August 1, 2009 payment date for its Senior Secured Transition Bonds, Series A (the “Bonds”), CenterPoint Energy Transition Bond Company II, LLC (the “Company”) paid all interest then due on the Bonds and the scheduled principal payment of $42,949,120 on the Bonds in Tranche A-2. In addition, the Company paid $2,560 to cover the trustee’s fees and expenses.
     After giving effect to all payments made in connection with the August 1 payment date, the Capital Subaccount had a balance of $9.528 million, which exceeds the targeted level of $9.255 million, and the Excess Funds Subaccount had a balance of $0.021 million.
     After giving effect to the principal payment set forth above, the outstanding principal balance and the interest rate for each tranche of the Bonds are as follows:

	Outstanding Principal
Tranche	Balance	Interest Rate
A-1	$0.00	4.840%
A-2	$317,117,443	4.970%
A-3	$252,000,000	5.090%
A-4	$519,000,000	5.170%
A-5	$462,000,000	5.302%
     Each outstanding tranche of the Bonds continues to be rated Aaa/AAA/AAA by Moody’s Investors Service, Inc., Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, and Fitch, Inc., respectively. A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the rating agency. Each rating should be evaluated independently of any other rating. No person is obligated to maintain its rating on the Bonds, and accordingly, we cannot assure you that a rating assigned to any tranche of the Bonds upon initial issuance will not be revised or withdrawn by a rating agency at any time thereafter. If a rating of any tranche of the Bonds is revised or withdrawn, the liquidity of that tranche may be adversely affected. In general, ratings address credit risk and do not represent any assessment of the likelihood of any particular level of principal payments on the Bonds other than payment in full of each tranche of the Bonds by the applicable final maturity date, as well as the timely payment of interest.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The Company has included as Exhibit 99.1 to this Current Report on Form 8-K the Semiannual Servicer’s Certificate, dated July 30, 2009, transmitted by CenterPoint Energy Houston Electric, LLC, the Servicer of the Bonds, to Deutsche Bank Trust Company Americas, the Paying Agent for the Bonds, in connection with the August 1, 2009 payment date for the Bonds. The information on this Exhibit is hereby incorporated by reference into this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
Date: August 7, 2009	By:	/s/ Marc Kilbride
Marc Kilbride
Vice President, Treasurer and Manager

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Semiannual Servicer’s Certificate, dated as of July 30, 2009, as to the transition bond balances, the balances of the collection account and its sub-accounts, and setting forth transfers and payments to be made on the August 1, 2009 payment date.